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Exhibit B

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the AGILEX Funds, does hereby certify, to the best of his knowledge, that the report on Form N-CSR of the AGILEX Funds for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the AGILEX Funds for the stated period.


/s/ Larry B. Schweiger
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Larry B. Schweiger
Chief Executive Officer and President
AGILEX Funds


/s/ Charles F. Fistel
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Charles F. Fistel
Chief Financial Officer and Treasurer
AGILEX Funds

Date: September 7, 2004

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the AGILEX Funds as part of the report or as a separate disclosure document.